SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) April 24, 2002

                         DIASENSE, INC.
     (Exact name of registrant as specified in its charter)


 Pennsylvania                   0-26504                       25-1605848
(State of other jurisdiction (Commission File Number)      (IRS Employer
  of incorporation)                                       Identification No.)


    2275 Swallow Hill Road, Bldg. 2500; Pittsburgh, PA 15220
    (Address of principal executive offices)          (Zip Code)



                         (412) 279-9740
       Registrant's telephone number, including area code

  _________________________________________________________________
     (Former name or former address,if changes since last report.)




Item 1.   Change in Control of Registrant
          Not applicable.

Item 2.   Acquisition or Disposition f Assets
          Not applicable.

Item 3.   Bankruptcy or Receivership
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

Item 6.   Resignation of Registrant's Directors

          On April 26, 2002, the Company received a letter dated April 24, 2002 indicating that John F. Steel, IV resigned from the Company's Board of Directors. (Resignation letter attached).

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements and Businesses Acquired
              - Not Applicable.

          (b) Pro Forma Financial Information - Not Applicable.

          (c) Exhibits - Anthony DelVicario letter of resignation.


                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIASENSE, INC.


                                             By: /s/ Fred E. Cooper
                                                     Fred E. Cooper, President

DATED:  April 29, 2002





                        JOHN F. STEEL, IV


April 24, 2002


Mr. Fred Cooper
Director, Diasense, Inc.
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA  15220

Dear Fred:

This letter shall serve as my resignation from the board of Directors of Diasense, Inc. As you are aware my ongoing responsibilities related to other business commitments preclude me from participation on outside Boards of Directors.

Sincerely,

/s/ John F. Steel, IV
    John F. Steel, IV